SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                              --------------

                                 FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): February 17, 2004


                      DILLARD ASSET FUNDING COMPANY
                     Series 2000-1 and Series 2002-2
            (Exact Name of Registrant as Specified in Charter)

                                Delaware
              (State or Other Jurisdiction of Incorporation)

                                333-67855
                        (Commission File Number)

                                88-0352714
                    (IRS Employer Identification No.)

                   c/o Chase Manhattan Bank USA, N.A.
                       500 Stanton Christiana Rd.
                             OPS4/3rd Floor
                        Newark, Delaware 19713
          (Address of Principal Executive Offices) (Zip Code)

                             (302) 575-5000
          (Registrants' Telephone Number, Including Area Code)

Item 5.  Other Events.

          Dillard Credit Card Master Trust I is the issuer of Class A Floating Rate Asset Backed Certificates Series 2000-1 and 3.80% Class A Asset Backed Certificates Series 2002-2. The asset-backed certificates are serviced in accordance with the Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000, as amended. The parties to the Pooling and Servicing Agreement are Dillard Asset Funding Company, as transferor, Dillard National Bank, as servicer and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank USA, N.A.) as trustee.

          On February 17, 2004 Dillard National Bank as servicer, distributed monthly payments to the holders of the Series 2000-1 and Series 2002-2 certificates. Copies of the monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.





Item 7.  Exhibits.

               20.1          Monthly Reports with respect to the
                             February 17, 2004 distribution.

                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                       DILLARD ASSET FUNDING COMPANY

                                       By:  Administrator

                                       By: /s/ Sherrill E. Wise
                                          -----------------------------------
                                          Name:  Sherrill E. Wise
                                          Title: Administrator



Dated:  March 11, 2004

                              EXHIBIT INDEX


Exhibit
Number            Title
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20.1 Monthly Reports with respect to the February 17, 2004 distribution.